UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 9, 2020, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) issued a press release announcing the appointment by the Broadridge Board of Directors (the “Board”) of Edmund Reese as its Corporate Vice President and Chief Financial Officer, effective November 30, 2020. Mr. Reese has accepted an offer to act in this role and will serve as the Company’s principal financial officer and principal accounting officer beginning on November 30, 2020.

There is no arrangement or understanding between Mr. Reese and any other person pursuant to which he was selected as the Company’s Chief Financial Officer. There are no family relationships between Mr. Reese and any director or executive officer of the Company. Mr. Reese is not a party to any transaction in which the Company is a participant.

A summary of the material terms and conditions of Mr. Reese’s offer letter, as approved by the Compensation Committee of the Board (the “Compensation Committee”), is set forth below. The offer letter has no specified term, and Mr. Reese’s employment with the Company will be on an at-will basis. Mr. Reese will be eligible to participate in Broadridge’s employee and executive benefit programs, including the Company’s Officer Severance Plan and Change in Control Severance Plan for Corporate Officers.

Base Salary and Target Annual Cash Incentive Award. Pursuant to his offer letter, Mr. Reese will receive an annual base salary of $600,000. He will also be eligible to receive an annual cash incentive award with a target of 85% of his annual base salary. For fiscal year 2021, Mr. Reese will be eligible for a pro-rated annual cash incentive award based on the number of days he has been employed by the Company divided by 365.

Annual Equity Grants. As an executive officer of Broadridge, Mr. Reese is eligible to receive annual equity awards with the same terms as the other Broadridge officers, as approved by the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee has approved the following annual equity value targets for Mr. Reese starting in fiscal year 2022: $875,000 in performance-based restricted stock units (“RSUs”) vesting in 2024, and $875,000 in value of stock options with standard four-year vesting provisions. Each of the foregoing equity grants for fiscal year 2022 shall be subject to the terms and conditions applicable to annual equity grants made to other executive officers of the Company and shall be valued at the time the grants are formally approved by the Compensation Committee.

At-Hire Equity Grants. The Compensation Committee has approved the following long-term equity award target values for Mr. Reese’s at-hire equity grants and anticipates making the following grants on or close to the date Mr. Reese commences employment with Broadridge: $100,000 of performance-based RSUs vesting in 2023, $275,000 of time-based RSUs vesting in 2022, and $375,000 in value of stock options with standard four-year vesting provisions. Each of the foregoing at-hire equity grants shall be subject to the terms and conditions set forth in the applicable award agreements and shall be valued at the time the grants are formally approved by the Compensation Committee.

At-Hire Cash Bonus and RSU Awards. In connection with his appointment, Mr. Reese will receive the following in consideration of the awards he will forfeit with his prior employer: a one-time at-hire cash bonus of $528,000 to be paid in February 2021, all of which shall be subject to repayment by Mr. Reese if he voluntarily leaves the Company or is terminated for cause within 12 months of the payment date, and $1,202,467 in time-based RSUs that will vest over three years, to be granted on or close to the date Mr. Reese commences employment with Broadridge.

Biography. Mr. Reese, age 46, joins Broadridge from American Express, where he most recently served as Senior Vice President and CFO of the Global Consumer Services Group, the company’s largest business unit. He joined American Express in 2009 and has held several financial leadership positions including SVP – Head of Investor Relations and CFO positions across the Global Lending, Travel and Global Business Services businesses. Mr. Reese played a key role in the success of the consumer business with responsibility across investments, M&A, product launches, contract negotiations, strategy and operations. Prior to joining American Express, Mr. Reese held senior finance positions at Merrill Lynch and Citigroup Smith Barney.

Mr. Reese replaces Matthew J. Connor who has served as Broadridge’s Interim Chief Financial Officer since the departure of James M. Young in August 2020, after serving as the Company’s Chief Financial Officer since June 2014. Mr. Connor will remain with the Company but will no longer serve in this interim role upon Mr. Reese joining the Company.

A copy of the press release announcing Mr. Reese’s appointment is attached to this Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•the potential impact and effects of Covid-19 on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto;
•the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
•Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
•a material security breach or cybersecurity attack affecting the information of Broadridge’s clients;
•changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;
•declines in participation and activity in the securities markets;
•the failure of Broadridge’s key service providers to provide the anticipated levels of service;
•a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
•overall market and economic conditions and their impact on the securities markets;
•Broadridge’s failure to keep pace with changes in technology and the demands of its clients;
•Broadridge’s ability to attract and retain key personnel;
•the impact of new acquisitions and divestitures; and
•competitive conditions.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the 2020 Annual Report for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated November 9, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2020

                        BROADRIDGE FINANCIAL SOLUTIONS, INC.

                         By: /s/ Adam D. Amsterdam
                         Adam D. Amsterdam
                         Corporate Vice President
and General Counsel